COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 3rd Quarter 2025

DISCLOSURES 2 CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Commerce Bancshares, Inc. (“Commerce”) and FineMark Holdings, Inc. (“FineMark”) (the “Proposed Transaction”), the plans, objectives, expectations and intentions of Commerce and FineMark, the expected timing of completion of the Proposed Transaction, and other statements that are not historical facts. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Factors relating to the Proposed Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this presentation the occurrence of any event, change or other circumstances that could give rise to the right of Commerce or FineMark to terminate the definitive merger agreement governing the terms and conditions of the Proposed Transaction; the outcome of any legal proceedings that may be instituted against Commerce or FineMark; the possibility that revenue or expense synergies or the other expected benefits of the Proposed Transaction may not fully materialize or may take longer to realize than expected, or may be more costly to achieve than anticipated, including as a result of the impact of, or problems arising from, the integration of the two companies, the strength of the economy and competitive factors in the areas where Commerce and FineMark do business, or other unexpected factors or events; the possibility that the Proposed Transaction may not be completed when expected or at all because conditions to closing are not satisfied on a timely basis or at all; the risk that Commerce is unable to successfully and promptly implement its integration strategies; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ customers, employees or other business partners, including resulting from the announcement or the completion of the Proposed Transaction; the dilution caused by Commerce’s issuance of common stock in connection with the Proposed Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Proposed Transaction; and other factors that may affect the future results of Commerce and FineMark, including continued pressures and uncertainties within the banking industry and Commerce’s and FineMark’s markets, including changes in interest rates and deposit amounts and composition, adverse developments in the level and direction of loan delinquencies, charge-offs, and estimates of the adequacy of the allowance for loan losses, increased competitive pressures, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Commerce or FineMark operate, and legislative, regulatory, and fiscal policy changes and related compliance costs. These factors are not necessarily all of the factors that could cause Commerce’s or FineMark’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Commerce’s or FineMark’s results. Further information regarding Commerce and factors that could affect the forward-looking statements contained herein can be found in Commerce’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and at Investor.Commercebank.com, and in other documents Commerce files with the SEC. Information on these websites is not part of this document. All forward-looking statements attributable to Commerce or FineMark, or persons acting on Commerce’s or FineMark’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Commerce and FineMark do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Commerce or FineMark update one or more forward-looking statements, no inference should be drawn that Commerce or FineMark will make additional updates with respect to those or other forward-looking statements.

COMMERCE BANCSHARES

160 YEARS IN BUSINESS



142 branches and 250 ATMs across 7 states

CORE BANKING FOOTPRINT
COMMERCIAL | CONSUMER | WEALTH MANAGEMENT

St. Louis • Kansas City • Springfield
Central Missouri • Central Illinois • Wichita
Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston[1]

WEALTH MANAGEMENT OFFICES

Dallas • Houston[1] • Naples[1]

U.S. PRESENCE

Extended Market Area

Commercial Payments Services Offered in 48 states across the U.S.

TOTAL ASSETS
$32.3 BILLION

43RD LARGEST U.S. BANK BASED ON ASSET SIZE[2]

MARKET CAP
$7.9 BILLION

22ND LARGEST U.S. BANK BASED ON MARKET CAP[2]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$82.2 BILLION

16TH LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[3]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF JUNE 30, 2025
17.17%

1ST HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

TOTAL DEPOSITS **$25.5** BILLION

TOTAL LOANS[4] **$17.8** BILLION

$9.8 BILLION **COMMERCIAL CARD VOLUME**
AS OF DECEMBER 31, 2024

16.15% **RETURN ON AVERAGE COMMON EQUITY YTD**

2ND YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

a2 **BASELINE CREDIT ASSESSMENT[5]**

TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

[1]Locations outside the core banking footprint that accept deposits
Sources: [2]S&P Global Market Intelligence – U.S. publicly traded banks, rankings as of 06/30/2025 [3]S&P Global Market Intelligence – Regulated U.S. depositories managed by bank holding companies, rankings as of 06/30/2025; [4]Includes loans held for sale; [5]Moody's Sector Profile: Banks, August 14, 2025, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 9/30/2025 unless otherwise noted.

3

TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 37%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $24.0 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Credit Quality Conservative risk profile drives outperformance over peer averages across credit cycles Consistent Earnings and Shareholder Value Over 8% total annualized return to shareholders over the last 20 years, outperforming the annualized KBW Regional Bank Index return of over 4%4 Capital Management Strong capital ratios, 57th consecutive year of common dividend increases3 Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, 1As of YTD 9/30/2025; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 9/30/2025; 3Based on 1Q2025 paid dividend; 4As of 9/30/2025 4

3Q2025 HIGHLIGHTS • Earnings of $1.06 per share, compared to $1.01 per share in the same quarter last year • PPNR1 of $197MM, an increase of $13MM over the same quarter last year • ROAA of 1.78% and ROAE of 15.26% • Efficiency ratio of 55.3% • Net Income of $142MM in Q3, an increase of $4MM over the same quarter last year • Net interest income $279MM, up 7% over the same quarter last year • Net interest margin decreased 6 bps from Q2 to 3.64% • Non-interest income increased 2% over the prior year and was 37% of total revenue • Non-interest expense increased 3% over the same period in the prior year – Acquisition related expenses were $1MM in Q3 • Period-end loans increased 4.1% over the same quarter last year • Quarterly average deposit balances increased $427MM, or 2%, compared to the same quarter last year • Total cost of deposits increased 2 bps over Q2 to 1.20% • Non interest-bearing deposits were 30% of average deposits as of Q3 • QTD average loan to deposit ratio of 71% • Purchased $25MM of common stock in Q3 vs. $10MM in Q2 • Book value per share increased 4% compared to Q2 to $28.51 • $2.4B in average cash balances at Federal Reserve Bank (FRB) in Q3 • Net loan charge-offs of .23% annualized; non-accrual loans of .09% 51See the non-GAAP reconciliation on page 24 Performance Income Statement Loans & Deposits Capital / Other

FINEMARK ACQUISITION UPDATE

- Received all regulatory approvals
- Approved by FineMark shareholders
- Integration Management Office (IMO) established
- Transaction expected to close on January 1, 2026

FINEMARK NATIONAL BANK & TRUST



3 States 13 Offices ~300 Associates

TOTAL ASSETS	TOTAL LOANS	TOTAL DEPOSITS	TOTAL TRUST AUA[1]
$3.9 BILLION	$2.7 BILLION	$3.1 BILLION	$8.3 BILLION

Source: S&P Capital IQ Pro and Company documents. Financial data as of 6/30/2025.
[1] Assets under Administration

6

BALANCE SHEET HIGHLIGHTS 3Q25 vs. 3Q24 3Q25 vs. 2Q25 Quarterly Average Balances % Change$ Change% Change$ Change3Q25$ in millions 4%$394.5-0%-$27.8$11,342.6Commercial 1%74.00%26.46,151.8Consumer 3%$468.5-0%-$1.5$17,494.4Total Loans 2%$175.8-2%-$209.7$9,197.5Investment Securities1 -6%-$142.719%$385.6$2,422.4 Interest Earning Deposits with Banks 2%$427.3-1%-$140.1$24,778.0Deposits 11%$2.894%$1.08$28.51Book Value per Share2 Average Loans: Increased 3% compared to the prior year. Interest Earning Deposits with Banks: Ample levels of liquidity on balance sheet. Average Deposits: Increase 2% compared to the prior year. 1At fair value 2For the quarters ended September 30, 2025, June 30, 2025, and September 30, 2024 7

$17.1 $17.6 $17.4 $7.3 $7.3 $7.4 3Q24 2Q25 3Q25 $24.4 $24.9 $24.8 +2% $10.9 $11.4 $11.3 $6.1 $6.1 $6.2 3Q24 2Q25 3Q25 $17.0 $17.5 $17.5 +3% BALANCE SHEET 8 Loans Consumer Loans Commercial Loans Loan Yield1 Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 6.35% 6.01% 6.02% 2.00% 1.67% 1.71% 1Tax equivalent yield

LOAN PORTFOLIO

Period-End Balances

$ in 000s	9/30/2025	6/30/2025	9/30/2024	QoQ	YoY
Business	$6,414,792	$6,328,684	$6,048,328	1.4%	6.1%
Construction	1,433,652	1,405,398	1,381,607	2.0%	3.8%
Business Real Estate	3,745,000	3,757,778	3,586,999	-.3%	4.4%
Personal Real Estate	3,070,980	3,058,845	3,043,391	.4%	.9%
Consumer	2,171,599	2,157,867	2,108,281	.6%	3.0%
Revolving Home Equity	364,241	364,429	342,376	-.1%	6.4%
Consumer Credit Card	575,317	576,151	574,746	-.1%	.1%
Overdrafts	11,186	16,316	4,272	-31.4%	161.8%
Total Loans	**$17,786,767**	**$17,665,468**	**$17,090,000**	**.7%**	**4.1%**

QTD Average Balances

$ in 000s	9/30/2025	6/30/2025	9/30/2024	QoQ	YoY
Business	$6,230,019	$6,247,252	$5,966,797	-.3%	4.4%
Construction	1,396,977	1,430,758	1,400,563	-2.4%	-.3%
Business Real Estate	3,715,597	3,692,405	3,580,772	.6%	3.8%
Personal Real Estate	3,059,913	3,048,895	3,047,563	.4%	.4%
Consumer	2,160,637	2,148,666	2,129,483	.6%	1.5%
Revolving Home Equity	360,820	362,312	335,817	-.4%	7.4%
Consumer Credit Card	563,351	559,858	559,410	.6%	.7%
Overdrafts	7,037	5,663	5,460	24.3%	28.9%
Total Loans	**$17,494,351**	**$17,495,809**	**$17,025,865**	**-.0%**	**2.8%**

Commerce Bancshares, Inc.
9

COMMERCIAL REAL ESTATE BREAKDOWN

Real Estate - Business Loans	% of Total Loans
Owner – Occupied	6.9%
Industrial	3.7%
Office	3.1%
Multi-family	2.1%
Retail	1.6%
Hotels	1.7%
Farm	1.1%
Senior living	.5%
Other	.4%
Total	**21.1%**

Real Estate - Business Loans
$3.7 billion



Owner-occupied
32.5%
Industrial
17.5%
14.5%
Office
9.7%
Multi-family
8.2%
Hotels
7.4%
Retail
5.2%
Farm
2.6%
Senior living
2.4%
Other

Real Estate - Business Loans: Office Outstanding Balances by Geography[1]



MO
48.9%
KS
17.5%
TX
10.7%
OH
7.6%
OK
5.4%
IL
4.2%
CO
0.6%
Other Midwest States
5.1%

Real Estate - Business Loans: Office Attributes
as of September 30, 2025

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: 15.7%
- Weighted Average LTV of Office Loans: 64.4%[3]
- Percent of loans at floating interest rate: 73.1%

[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans
[2]Critized is defined as special mention, substandard, and non-accrual loans
[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans

10

$166 $201 $280 $245 2Q25 $446 11 INCOME STATEMENT HIGHLIGHTS $159 $184 $262 $237 3Q24 $421 $162 $197 $279 $244 3Q25 $441 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 3Q25 Comparison 7.2%vs. 3Q24 -2.2%vs. 2Q25 Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions Expenses decreased .2% from Q2 and increased 2.7% over the prior year. Acquisition related expenses were $1MM in Q3 and $2MM in Q2. Revenue decreased 1.1% from Q2 and increased 4.6% over the prior year. 1See the non-GAAP reconciliation on page 24

3Q25 vs. 3Q24 3Q25 vs. 2Q25 % Change$ Change% Change$ Change3Q25$ in millions 7%$17.10%-$.7$279.5Net Interest Income 2%$2.5-2%-$4.1$161.5Non-Interest Income 3%$6.40%-$.4$244.0Non-Interest Expense 7%$13.2-2%-$4.4$197.0Pre-Tax, Pre-Provision Net Revenue1 104%$4.0NM$7.4$7.9Investment Securities Gains, Net 119%$10.9258%$14.5$20.1Provision for Credit Losses 3%$3.5-7%-$11.0$141.5Net-Income Attributable to Commerce Bancshares, Inc. 3Q25 vs. 3Q243Q24 3Q25 vs. 2Q252Q253Q25For the three months ended 5%$1.01-7%$1.14$1.06Net Income per Common Share – Diluted 14 bps3.50%-6 bps3.70%3.64%Net Yield on Interest Earning Assets INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 24 12

NON-INTEREST INCOME HIGHLIGHTS 13 3Q25 vs. 3Q24 3Q25 vs. 2Q25 % Change$ Change% Change$ Change3Q25$ in millions 7%$3.75%$2.8$58.4Trust Fees -4%-2.0-2%-.845.6Bank Card Transaction Fees 8%2.04%1.227.4Deposit Account Charges and Other Fees -14%-.9-17%-1.05.1Capital Market Fees 45%2.124%1.36.7Consumer Brokerage Services 1%.01%.03.5Loan Fees and Sales -14%-2.5-34%-7.614.8Other 2%$2.5-2%-$4.1$161.5Total Non-Interest Income Trust Fees: Increase over the prior year mainly due to higher private client fees. Bank Card Transaction Fees: Decrease compared to the prior year mainly due to lower net corporate and credit card fees. Deposit Account Charges and Other Fees: Increase over the prior year mostly due to higher corporate cash management fees. Other: Decline from Q2 was mainly due to lower gains on sales of assets ($6.5 million).

NON-INTEREST EXPENSE HIGHLIGHTS 14 3Q25 vs. 3Q24 3Q25 vs. 2Q25 % Change$ Change% Change$ Change3Q25$ in millions 3%$4.32%$2.4$157.5Salaries and Employee Benefits 4%1.42%.733.6Data Processing and Software 0%.0-1%-.213.5Net Occupancy 28%2.5-13%-1.711.3Professional and other services -8%-.612%.76.7Marketing 3%.15%.35.4Equipment -3%-.1-3%-.14.8Supplies and Communication 5%.1-7%-.23.1Deposit Insurance -14%-1.3-21%-2.28.2Other 3%$6.40%-$.4$244.0Total Non-Interest Expense Salaries and Benefits: Increase over the previous year mainly due to higher full-time salaries and incentive compensation. Professional and other services: Includes $1.1 million in acquisition related expenses.

15 LIQUIDITY AND CAPITAL

2021 2022 2023 2024 $3.0 $2.8 $2.4 $2.4 DEPOSIT BALANCE TRENDS Segment view $ in billions 16 2021 2022 2023 2024 $12.0 $11.9 $10.4 $9.9 2021 2022 2023 2024 $12.8 $13.4 $12.2 $12.3 Commercial Consumer Wealth Average Balance 2Q25 3Q25 $12.4 $12.3 Period EndAverage Balance Average Balance Segment balances do not include brokered deposits. 2021 through 2024 are year to date average balances. 2Q25 3Q25 $10.6 $10.7 Period End 2Q25 3Q25 $2.5 $2.5 Period End 2Q25 3Q25 $10.0 $10.2 2Q25 3Q25 $12.4 $12.2 2Q25 3Q25 $2.6 $2.5

3.50% 3.70% 3.64% Net Yield Hedging Structures: Four floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3.5% floor contract with a notional value of $500 million. The contract began 7/2024. • 3.25% floor contract with a notional value of $500 million. The contract began 11/2024. • 3.0% floor contract with a notional value of $500 million. The contract began 3/2025. • 2.75% floor contract with a notional value of $500 million. The contract began 7/2025. OPPORTUNTIES TO ENHANCE AND PROTECT NET INTEREST INCOME • Cash flows of approximately $1.3B from maturities and paydowns of investments are expected over the next twelve months. • Net yield on interest earning assets decreased 6 bps from Q2 to 3.64%. • Total cost of deposits increased 2 bps over Q2 to 1.20%. • As of December 31, 2024, 60% of loans were variable rate. 17 3Q 2024 2Q 2025 3Q 2025 Quarterly Net Yield on Interest Earning Assets

Over 60% of total loans are variable; 67% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 36% 64% Business Total Loans: $6.1B Fixed Variable C om m er ci al 56% 44% Personal RE Total Loans: $3.1B C on su m er 100% 40% 60% Business RE Total Loans: $3.7B 95% 5% Consumer Card Total Loans: $0.6B 69% 31% Consumer Total Loans: $2.1B 18 96% 4% Construction Total Loans: $1.4B As of 12/31/2024 HELOC Total Loans: $0.4B

29% 8% 46% 15% 2% Composition of AFS Portfolio Treasury & agency Municipal MBS Asset-backed Other debt HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield Duration (yrs)Avg RateQTD – Sep. 30, 2025 3.93.62%Treasury & agency1 4.42.05%2Municipal 5.92.01%MBS 1.53.69%Asset-backed 3.22.97%Other debt 4.42.86%Total 19 Total available for sale securities Average balance: $8.9 billion, at fair value As of September 30, 2025 • Purchases of AFS debt securities in Q3 totaled $459MM with a weighted average yield of approximately 4.15%. • AFS debt securities portfolio duration of 4.4 years. • AOCI loss decreased from $(581MM) at Q2 to $(534MM) at Q3

91%9% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposits Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 20 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of June 30, 2025 2Period-end balances, as of September 30, 2025 3Includes loans held for sale, for the quarter ended September 30, 2025 17.2% 17.1% 15.6% 14.4% 14.1% 14.0% 13.8% 13.6% 13.4% 13.4% 13.0% 12.6% 12.4% 12.1% 11.9% 11.2% 11.2% 11.2% 10.8% 10.8% PB CBSH HOMB HWC CFR WSFS UCB BOKF UBSI CADE ABCB FIBK SFNC ONB OZK FULT PNFP FNB ASB UMBF Peer Median: 13.0% Core Deposits $23.0 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits2 71% Average Loan to Deposit Ratio182% Commerce Peer Average

$18.4 $18.9 $16.3 $141.5 $146.3 3Q24 2Q25 3Q25 $9.6 $9.7 $10.3 $13.9 $11.6 3Q24 2Q25 3Q25 MAINTAINING STRONG CREDIT QUALITY Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $160.8 $165.3 $175.7 $318.9 $345.7 3Q24 2Q25 3Q25 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 8.7x 8.8x 10.8x 3.1x 3.1x 3Q24 2Q25 3Q25 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .11% NALs / Total Loans – Peer Average .11% .09% .58% .57% ACL / Total Loans – Peer Average .94% .94% .99% 1.35% 1.36% .22% .22% .23% .19% .19% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HOMB, HWK, ONB, OZK, PB, PNFP, SFNC, UBSI, UCB, UMBF, WSFS 1As a percentage of average loans (excluding loans held for sale) 21

ALLOCATION OF ALLOWANCE 22 CECL allowances reflect the economic and market outlook September 30, 2025June 30, 2025 % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL)$ in millions .79%$ 50.7.73%$ 46.5Business .90%33.6 .86%32.2 Bus R/E 1.99%28.62.00%28.2Construction .97%$ 112.9.93%$ 106.9Commercial total .76%16.5 .69%14.8 Consumer 5.63%32.45.35%30.8Consumer CC .39%11.8.35%10.8Personal R/E .52%1.9.51%1.9Revolving H/E 1.03%.1 .83%.1 Overdrafts 1.01%$ 62.7.95%$ 58.4Consumer total .99%$ 175.7.94%$ 165.3Allowance for credit losses on loans 0.96% 0.94% 0.95% 0.94% 0.93% 0.92% 0.94% 0.95% 0.96% 0.94% 0.99% 0.70% 0.80% 0.90% 1.00% $125 $150 $175 $200 $100 $159.3 1Q $158.7 2Q $162.2 3Q $162.4 4Q $160.5 $158.6 2Q $160.8 3Q $162.7 4Q $167.0 1Q $165.3 2Q $175.7 3Q1Q Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 2023 2024 2025

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 32 Portfolio Companies Representing $973.3 million in Revenue Over 3,000 Employees Fair Value as of September 30, 2025: $181.5 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 23

NON-GAAP RECONCILIATIONS 24 For The Three Months Ended Sep. 30, 2024Jun. 30, 2025Sep. 30, 2025(DOLLARS IN THOUSANDS) 262,351$280,147$279,457$Net Interest IncomeA 159,025$165,613$161,511$Non-Interest IncomeB 237,600$244,437$244,018$Non-Interest ExpenseC 183,776$201,323$196,950$Pre-Provision Net Revenue (A+B-C) Pre-tax, Pre-provision Net Revenue

Contact Information: Matt Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/ 25